FOURTH AMENDMENT TO
                                 LOAN AGREEMENT


     This Fourth Amendment to Loan Agreement (this "Fourth Amendment"), dated as of July 24, 1995, is entered into among Justin Industries, Inc., a Texas corporation ("Borrower"), the banks listed on the signature pages hereof other than Citibank, N.A. ("Citibank") (singly, a "Lender," and collectively "Lenders"), Citibank for the purpose of Section 3 hereto only, and NationsBank of Texas, N.A. (formerly known as NCNB Texas National Bank), as Administrative Lender ("Administrative Lender").


                                   BACKGROUND

     A. Borrower, certain banks and Administrative Lender have entered into that certain Loan Agreement dated as of December 3, 1990, as amended by that certain First Amendment to Loan Agreement, dated as of December 31, 1991, that certain Second Amendment to Loan Agreement, dated as of May 1, 1992, and that certain Third Amendment to Loan Agreement, dated as of December 31, 1993 (said Loan Agreement, as amended, the "Loan Agreement"; capitalized terms used herein shall have the meaning given to them in the Loan Agreement).

     B. Borrower has requested to (i) remove Citibank as a lender under the Loan Agreement and (ii) adjust the Commitment of each Lender. Lenders and Citibank are willing to consent to such request, subject to the terms and conditions of this Fourth Amendment.

     NOW, THEREFORE, in consideration of the covenants, conditions and agreements hereafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are all hereby acknowledged, the parties hereto covenant and agree as follows:


                                    AGREEMENT

     1.   Amendments.

          a. The second paragraph of page 1 of the Loan Agreement, entitled "BACKGROUND" is hereby amended to read as follows:

                                   "BACKGROUND

               Borrower has requested Lenders to make loans to Borrower in the aggregate principal amount at any one time outstanding to Borrower not in excess of $26,000,000. Borrower requests each Lender to commit to lend up to the amount stated opposite its name in the following schedule, and each Lender is willing to extend such credit, subject to the terms and conditions hereinafter set forth:


                                                                 Specified
           Bank                               Commitment         Percentage
           ----                               ----------         ----------
           NationsBank of Texas, N.A.         $10,920,000           42.00%
           Bank One, Texas, N.A.              $ 7,540,000           29.00%
           Texas Commerce Bank National
           Association                        $ 7,540,000           29.00%
                                              -----------          -------
           Total                              $26,000,000          100.00%

          In consideration of the mutual covenants and agreements contained herein and other good and valuable consideration, receipt of which is acknowledged by all parties hereto, the parties agree as follows:"

          b. The definition of "Commitment" set forth in Article I of the Loan Agreement is hereby amended by deleting "$35,000,000" and substituting "$26,000,000" in lieu thereof.

          c. The definition of "Note" or "Notes" set forth in Article I of the Loan Agreement is hereby amended to read as follows:

               "'Note' or 'Notes' shall mean any and all promissory notes or Borrower evidencing Advances, in the form of Exhibit "B" attached hereto, duly completed and executed, together with any extension, renewal or amendment thereof, or substitution or replacement therefor."

     2. Representations and Warranties. Borrower represents and warrants to Administrative Lender and each Lender that, as of the date hereof and after giving effect to the amendments provided in Section 1:

          a. the representations and warranties contained in the Loan Agreement and each of the other Loan Papers are true and correct in all material respects on and as of the date hereof as though made on and as of such date;

          b. no event has occurred and is continuing which constitutes a Default or an Event of Default;

          c. Borrower has full power and authority to execute and deliver this Fourth Amendment and the Replacement Notes (as defined in Section 4.d of this Fourth Amendment), and this Fourth Amendment, the Replacement Notes and the Loan Agreement, as amended hereby, constitute the legal, valid and binding obligations of Borrower, enforceable in accordance with their respective terms, except as enforceability may be limited by Debtor Relief Laws and except as rights to indemnity may be limited by federal or state securities laws; and

          d. no authorization, approval, consent or other action by, notice to, or filing with, any Tribunal or other Person (including the Board of Directors of Borrower or any Subsidiary), is required for the
     (i) execution, delivery or performance by Borrower of this Fourth Amendment or the Replacement Notes or (ii) the acknowledgment of this Fourth Amendment by each Subsidiary which executed a Guaranty.

     3. Acknowledgement. By signing below, Citibank, Borrower and each Lender acknowledges and agrees that upon payment in full of the amounts specified in
Section 4.e of this Fourth Amendment, Citibank shall no longer be a Lender under the Loan Agreement and the other Loan Papers and all the rights (except as set forth in the immediately succeeding proviso) and obligations of Citibank thereunder shall terminate; provided, however Citibank shall continue to be entitled to indemnification rights with respect to any liabilities or expenses which arise as a result of matters which occurred at such time as Citibank was a lender under the Credit Agreement.

     4. Conditions of Effectiveness. This Fourth Amendment shall be effective as of July 24, 1995 ("Effective Date"), subject to the following:

          a. Lenders shall have each executed a counterpart of this Fourth Amendment;

          b. Administrative Lender shall have received counterparts of this Fourth Amendment duly executed by Borrower;

          c. Administrative Lender shall have received counterparts of this Fourth Amendment acknowledged by each Subsidiary which executed a Guaranty;

          d. Administrative Lender shall have received respective original promissory notes dated the Effective Date in the respective original principal amounts of (i) $10,920,000 payable to the order of NationsBank of Texas, N.A., (ii) $7,540,000 payable to the order of Bank One, Texas, N.A., and (iii) $7,540,000 payable to the order of Texas Commerce Bank National Association, each duly executed by Borrower (collectively, the "Replacement Notes");

          e. Citibank shall have received the accrued and unpaid portion of all Loans, interest, fees and all other amounts owed to Citibank up to but not including the date of this Fourth Amendment; and

          f. Administrative Lender shall have received, in form and substance satisfactory to Administrative Lender and Special Counsel, such other documents, certificates, and instruments as Administrative Lender shall require.

     5. Guarantor Acknowledgement. By signing below, each Subsidiary which has executed a Guaranty (i) acknowledges, consents and agrees to the execution, delivery and performance by Borrower of this Fourth Amendment, (ii) acknowledges and agrees that its obligations in respect of its Guaranty are not released, diminished, waived, modified, impaired or affected in any manner by this Fourth Amendment or any of the provisions contemplated herein, (iii) ratifies and confirms its obligations under its Guaranty and (iv) acknowledges that it has no claims or offsets against, or defenses or counterclaims to, its Guaranty.

     6.   Reference to the Loan Agreement.

     6.1. Upon the effectiveness of this Fourth Amendment, each reference in the Loan Agreement to "this Agreement", "hereunder", "herein", or words of like import shall mean and be a reference to the Loan Agreement, as affected and amended hereby.

     6.2. The Loan Agreement, as amended by the amendments referred to above, shall remain in full force and effect and is hereby ratified and confirmed.

     6.3. THE LOAN AGREEMENT, AS AMENDED BY THE AMENDMENTS REFERRED TO ABOVE, TOGETHER WITH EACH OTHER LOAN PAPER, REPRESENT THE FINAL AGREEMENT AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN AND THEREIN AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES REGARDING THE SUBJECT MATTER HEREIN.

     7. Costs, Expenses and Taxes. Borrower agrees to pay within five days after demand all costs and expenses of Administrative Lender in connection with the preparation, reproduction, execution and delivery of this Fourth Amendment and the other instruments and documents to be delivered hereunder (including the reasonable fees and out-of-pocket expenses of counsel for Administrative Lender with respect thereto and with respect to advising Administrative Lender as to its rights and responsibilities under the Loan Agreement, as hereby amended).

     8. Execution in Counterparts. This Fourth Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument.

     9. Governing Law; Binding Effect. This Fourth Amendment shall be governed by and construed in accordance with the laws of the State of Texas and shall be binding upon Borrower, Lenders, Citibank and their respective successors and assigns.

     10. Headings. Section headings in this Fourth Amendment are included herein for convenience of reference only and shall not constitute part of this Fourth Amendment for any other purpose.


     IN WITNESS WHEREOF, the parties hereto have executed this Fourth Amendment as of the date first above written.


SPECIFIED PERCENTAGE:              NATIONSBANK OF TEXAS, N.A.
     42.00%                        (formerly known as NCNB Texas National Bank),
                                   as a Lender and as Administrative Lender



                                   By:  /S/ Vince Liberio
                                        Vince Liberio,      SVP
                                         (Print Name)   (Print Title)


SPECIFIED PERCENTAGE:              BANK ONE, TEXAS, N.A.
     29.00%                        (Successor to Team Bank, successor to Team
                                   Bank, N.A., formerly known as Texas American
                                   Bridge Bank, N.A., assignee of the Federal
                                   Deposit Insurance Corporation, as receiver for Texas American Bank/Fort Worth, N.A.)



                                   By:  /S/ J. Michael Wilson
                                        J. Michael Wilson,  Vice President
                                           (Print Name)     (Print Title)


SPECIFIED PERCENTAGE:              TEXAS COMMERCE BANK NATIONAL
     29.00%                        ASSOCIATION (Successor by merger to
                                   Texas Commerce Bank - Fort Worth, N.A.)



                                   By:  /S/ B. B. Wuthrich
                                        B. B. Wuthrich,  Vice President
                                         (Print Name)   (Print Title)


ACKNOWLEDGED AND AGREED:

CITIBANK, N.A.



By:  /S/ Barbara A. Cohen
     Barbara A. Cohen,  Vice President
       (Print Name)      (Print Title)


ACKNOWLEDGED AND AGREED:

JUSTIN INDUSTRIES, INC., a
Texas corporation

FEATHERLITE BUILDING PRODUCTS
CORPORATION, a Delaware corporation

FEATHERLITE PRECAST
CORPORATION, a Texas corporation

JUSTIN MANAGEMENT COMPANY,
a Delaware corporation

ACME BRICK COMPANY,
a Delaware corporation

ALPHA CARGO MOTOR EXPRESS,
INC., a Texas corporation

FOOTWEAR MANAGEMENT COMPANY,
a Delaware corporation

JUSTIN BELT COMPANY,
a Texas corporation

H. J. JUSTIN & SONS, INC.,
a Texas corporation

KINGSTIP, INC., a
Delaware corporation

FOOTWEAR INVESTMENT COMPANY,
a Delaware corporation

BRICK INVESTMENT COMPANY, a
Delaware corporation



By:  /S/ Richard J. Savitz
     Richard J. Savitz
     Vice President - Finance of All


JUSTIN MANAGEMENT COMPANY, L.P.,
a Delaware limited partnership

By:  JUSTIN MANAGEMENT COMPANY,
     General Partner



     By:  /S/ Richard J. Savitz
          Richard J. Savitz
          Vice President - Finance


ACME ROYALTY COMPANY, L.P., a
Delaware limited partnership

By:  BRICK INVESTMENT COMPANY,
     General Partner



     By:  /S/ Richard J. Savitz
          Richard J. Savitz
          Vice President - Finance


BOOT ROYALTY COMPANY, L.P., a
Delaware limited partnership

By:  FOOTWEAR INVESTMENT
     COMPANY, General Partner



     By:  /S/ Richard J. Savitz
          Richard J. Savitz
          Vice President - Finance


ACME ROYALTY COMPANY,
a Delaware corporation

BOOT ROYALTY COMPANY,
a Delaware corporation

J I COMPANY, a Delaware corporation



By:  /S/ James Green
     James Green, President of all